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EXHIBIT 4.3


                      [FORM OF FACE OF STOCK CERTIFICATE]

                       EURO TECH HOLDINGS COMPANY LIMITED



Number                                                     Shares

ETHCL-                                                     See Reverse For
                                                           Certain Definitions


This certifies that



is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                       EURO TECH HOLDINGS COMPANY LIMITED

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:                            , 1997


         CHAIRMAN OF THE BOARD AND
         CHIEF EXECUTIVE OFFICER                            SECRETARY


Countersigned and Registered:
American Stock Transfer Trust Company

By



Authorized Signature



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                     [FORM OF REVERSE OF STOCK CERTIFICATE]


                       EURO TECH HOLDINGS COMPANY LIMITED

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common

UNIF GIFT MIN ACT-___________________ Custodian___________________
                     (Cust)                          (Minor)

TEN ENT - as tenants by the entireties
under Uniform Gifts to Minors Act
______________________________________


JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF TRF ACT-_____________________ Custodian (until age___________)
              (Cust)


_____________________ under Uniform Transfer to Minor Acts
(Minor)

                                              _________________________________
                                                                      (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
  identifying number of assignee

[                ]_____________________________________________________________
                  (Please print or type name and address, including zip code of assigned)

________________________________________________________________________________
________________________________________________________________________________
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________
____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN
THE PREMISES.



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DATED:_____________________             X______________________________________



                                        X______________________________________
                                         Notice: The signature(s) to this
                                         assignment must correspond with the
                                         names(s) as written upon the face of
                                         the certificate, in every particular,
                                         without alteration or enlargement, or
                                         any change whatsoever.



SIGNATURE GUARANTEED:   _______________________________________________________
                        The signature(s) should be guaranteed by an eligible guarantor institution (banks stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15